UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013

EATON VANCE CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8100	04-2718215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 672-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2013, Eaton Vance Corp. (“Eaton Vance”) issued $325 million aggregate principal amount of 3.625% Senior Notes due 2023 (the “2023 Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-189309) and a related prospectus and prospectus supplement, each as filed with the Securities and Exchange Commission. The 2023 Notes were sold in an underwritten public offering pursuant to an underwriting agreement, dated as of June 14, 2013, between Eaton Vance and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as the representatives of the several underwriters named therein, previously filed with the Securities and Exchange Commission.

The 2023 Notes bear interest at a rate of 3.625% per year and will mature on June 15, 2023. Interest on the 2023 Notes is payable on June 15 and December 15 of each year, beginning on December 15, 2013.

At any time prior to June 15, 2023, Eaton Vance may, at its option, redeem some or all of the 2023 Notes by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of redemption. The 2023 Notes are unsecured and rank equally in right of payment with all of Eaton Vance’s other unsecured and unsubordinated indebtedness.

The 2023 Notes were issued pursuant to an indenture, dated as of October 2, 2007, as supplemented by a second supplemental indenture, dated as of June 25, 2013, between Eaton Vance and Wilmington Trust Company, as trustee. The indenture and the second supplemental indenture contain certain covenants, events of default and other customary provisions.

The foregoing descriptions of the 2023 Notes, the indenture and the second supplemental indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The form of indenture, which was filed as Exhibit 4.1 to Eaton Vance’s Shelf Registration Statement on Form S-3 with the Securities and Exchange Commission on September 25, 2007 (File No. 333-146280), and the second supplemental indenture, which is attached hereto as Exhibit 4.1, are incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Eaton Vance, has issued an opinion to Eaton Vance, dated June 25, 2013, regarding the legality of the 2023 Notes upon issuance thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

Date: June 25, 2013	/s/ Laurie G. Hylton
Laurie G. Hylton, Chief Financial Officer & Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated June 25, 2013, between Eaton Vance Corp. and Wilmington Trust Company, as trustee.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).